EXHIBIT 10.1
SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
This Sixth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of December 20, 2012, by and among COMERICA BANK (“Bank”) and LDR HOLDING CORPORATION, a Delaware corporation, and LDR SPINE USA, INC., a Delaware corporation (each a “Borrower”, and collectively, “Borrowers”).
RECITALS
Borrowers and Bank are parties to that Loan and Security Agreement dated as of November 23, 2009, as amended by that First Amendment to Loan and Security Agreement dated as of June 30, 2010, that Second Amendment to Loan and Security Agreement dated December 9, 2010 and effective as of September 30, 2010, that Third Amendment to Loan and Security Agreement dated as of February 10, 2011, that Fourth Amendment to Loan and Security Agreement dated as of April __, 2011 and that Fifth Amendment to Loan and Security Agreement dated April 25, 2012 (collectively, “Agreement’’). The parties desire to amend the Agreement further pursuant to the terms and conditions of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1.Section 1.1 of the Agreement is amended by adding the following defined term in its appropriate alphabetical order:
“ ‘Sixth Amendment Date’ means December 20, 2012.’’
2.Section 1.1 of the Agreement is amended by amending the following terms in their entirety to read as follows:
“ ‘Adjusted Net Worth’ means at any date as of which the amount thereof shall be determined, the sum of (i) shareholders equity, as determined in accordance with GAAP, including the capital stock, partnership interest or limited liability company interest of Borrowers and their Subsidiaries, plus (ii) Subordinated Debt consisting of those certain convertible subordinated notes issued by Parent or LDR Medical, S.A.S. under the terms of a Note Purchase Agreement dated April 25, 2012 among Parent, LDR Medical, S.A.S., and the investors signatory thereto (‘2012 Subordinated Debt’) plus (x) the non cash liability associated with the fair value of the Escalate Capital warrants issued by Parent, (y) the non-cash impact of accounting for convertible notes, and (z) the non-cash impact of deferred taxes, determined in accordance with GAAP. For the avoidance of doubt, the parties hereto agree that Adjusted Net worth shall not include any Subordinated Debt owing by any borrower to Escalate Capital.”
“ ‘Borrowing Base’ means an amount equal to (i) eighty percent (80%) of Eligible Accounts (‘Eligible A/R Amount’), plus (ii) forty percent (40%) of Eligible Inventory, plus (iii) the Non-Formula Amount. Notwithstanding the foregoing, Advances made with respect to Eligible Inventory shall not exceed the lesser of (a) Nine Million Five Hundred Thousand Dollars ($9,500,000) and (b) the Eligible A/R Amount. Bank may change the foregoing advance rates by giving Spine LDR thirty (30) days prior written notice based on the results of audits of the Collateral.”
“ ‘Non-Formula Amount’ means: (i) from the Sixth Amendment Date through and including December 31, 2013, Three Million Five Hundred Thousand Dollars ($3,500,000), and (ii) from January 1, 2014 and thereafter, Zero Dollars ($0.00).”
3.The following Section 2.5(e) is added to the Agreement immediately following the existing Section 2.5(d):
“(e) Deferred Amendment Fee. On the earlier to occur of (i) the Revolving Maturity Date or acceleration (whether voluntary or otherwise) of the Revolving Line and (ii) the date on which any Borrower has an initial public offering or raises equity in an amount sufficient to Bank, a fee equal to Seventy Thousand Dollars ($70,000), which fee shall be nonrefundable.”
4.Exhibit C attached to the Agreement is replaced in its entirety with Exhibit C attached to this Amendment.
5.No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by either Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
6.Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.
7.Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment except to the extent such representation or warranty expressly relates to an earlier date, and that no Event of Default has occurred and is continuing.
8.As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)    this Amendment, duly executed by Borrowers;
(b)    Affirmation of Subordination Agreement dated as of the date hereof, duly executed by Escalate Capital I, L.P. and Escalate Capital Partners SBIC I, L.P.;
(c)    all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and
(d)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
9.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Sixth Amendment to Loan and Security Agreement as of the first date above written.

LDR HOLDING CORPORATION

By:	/s/ Christophe Lavigne
Name:	Christophe Lavigne
Title:	President and Chief Executive Officer

LDR SPINE USA, INC.
By:	/s/ Dennis Hynson
Name:	Dennis Hynson
Title:	Secretary

COMERICA BANK
By:	/s/ Paul Gerling
Name:	Paul Gerling
Title:	Senior Vice President

EXHIBIT C

Borrowing Base Certificate

Borrowers: LDR HOLDING CORPORATION and LDR SPINE USA, INC.

Lender: COMERICA BANK

Commitment Amount: $19,000,000

ACCOUNTS RECEIVABLE
	1.	Accounts Receivable Book Value as of _______________		$__________
	2.	Additional (please explain on reverse)		$__________
	3.	TOTAL ACCOUNTS RECEIVABLE AS OF _____________		$__________
ACCOUNTS RECEIVABLE DEDUCTIONS (without Duplication)
	4.	Amounts over 90 days (non-Hospital/Surgical Center Accounts)	$__________
	5.	Balances of 25% over 90 day accounts (non-Hospital Surgical Center Accounts)	$__________
	6.	Concentration limits	$__________
	7.	Foreign Accounts	$__________
	8.	Government Accounts	$__________
	9.	Contra Accounts	$__________
	10.	Demo Accounts	$__________
	11.	Intercompany/Employee Accounts	$__________
	12.	[Reserved.]	$__________
	13.	Other (please explain below)	$__________
	14.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$__________
	15.	Eligible Accounts (#3 minus #14)		$__________
	16.	LOAN VALUE OF ACCOUNTS (80% of #l5 ‘‘Eligible A/R Amount”)		$__________
	17.	HOSPITAL/SURGICAL CENTER ACCOUNTS		$__________
	18.	Amounts over 120 days due	$__________
	19.	Balance of 25% over 120 days	$__________
	20.	LOAN VALUE OF HOSPITAL/SURGICAL CENTER ACCOUNTS (80% OF #18 PLUS #19)		$__________
FDA APPROVED FINISHED GOODS INVENTORY
	21.	FDA Approved Finished Goods Inventory in the possession of LDR Spine as of _______________		$__________
	22.	LOAN VALUE OF INVENTORY (40% of #21, provided that the sum of #22 shall be less than or equal to the lesser of (i) 80% of the Eligible A/R Amount and (ii) $9,500,000)		$__________
BALANCES
	23.	Maximum Loan Amount $19,000,000		$__________
	24.	Total Funds Available (the lesser of #23 or #16 + #20 + #22 + Non-Formula Amount)		$__________
	25.	Present balance outstanding on Line of Credit		$__________
	26.	Outstanding under Letter of Credit and Credit Card Sublimits		$__________
	27.	RESERVE POSITION (#24 minus #25 and #26)		$__________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

By:
Authorized Signer